COLUMBIA YOUNG INVESTOR FUND
                                  (the "Fund")
                Supplement to Prospectuses Dated February 1, 2005



Effective November 11, 2005 Mr. Robert A. Unger will be leaving Columbia Management. Effective November 11, 2005, the section entitled "MANAGING THE FUND
- PORTFOLIO MANAGERS" will be replaced in its entirety with the following:

PORTFOLIO MANAGER

Emil A. Gjester, a vice president of Columbia Management, is the manager for the Fund and has managed the Fund or co-managed the Fund since May, 2005. Mr. Gjester has been associated with Columbia Management or its predecessors since 1996.

SUP-47/90730-0905                                          September  20, 2005